PROOF

PROOF

NUMBER

SHARES

COMMON STOCK

# Castor Maritime Inc.

INCORPORATED UNDER THE LAWS OF THE REPUBLIC OF THE MARSHALL ISLANDS

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP Y11461 10 9

THIS CERTIFIES THAT:

PROOF

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.001 PER SHARE OF

**CASTOR MARITIME INC.**

transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED:


CASTOR MARITIME INC.
CORPORATE
SEAL
2017
MARSHALL ISLANDS

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
BROOKLYN, NY
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

© COLUMBIA PRINTING SERVICES, LLC

*The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:*

| | | |
|---|---|---|
| *TEN COM* | - *as tenants in common* | *UNIF GIFT MIN ACT - .................... Custodian....................* |
| | | *(Cust) (Minor)* |
| *TEN ENT* | - *as tenants by the entireties* | *under Uniform Gifts to Minors* |
| *JT TEN* | - *as joint tenants with right of survivorship and not as tenants in common* | *Act..................* |
| | | *(State)* |

*Additional abbreviations may also be used though not in the above list.*

*For Value Received,* ________________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[ ]

______________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________

______________________________________________________________________

______________________________________________________________ *Shares*

*of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint*

______________________________________________________________ *Attorney*

*to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.*

*Dated* ________________________

______________________________________________________________________

**NOTICE:** THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

**Signature(s) Guaranteed**

By ________________________________________
The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.